                                                                     Exhibit 4.2

                                [Eagle Graphic]

                                                           SEE LEGEND ON REVERSE
NUMBER                                                                    SHARES
PD XXX

             INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON
                      Series D Convertible Preferred Stock

                                  BRIAZZ, INC.

               150,000,000 Shares Authorized Having No Par Value
100,000,000 Shares of Common Stock          50,000,000 Shares of Preferred Stock

THIS CERTIFIES THAT   SPECIMEN   is the owner of  **  **  fully paid and
non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.
In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

 Dated  [Date]


  /s/ Victor D. Alhadeff
---------------------------                          ---------------------------
         President                                            Secretary
---------------------------                          ---------------------------

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

     TEN COM   -- as tenants in common                                  UNIF GIFT MIN ACT --        Custodian       (Minor)
     TEN ENT   -- as tenants by the entireties                          under Uniform Gifts to Minors Act           (State)
     JT TEN    -- as joint tenants with right of survivorship
                  and not as tenants in common

                                                                                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                                                                                         IDENTIFYING NUMBER OF ASSIGNEE
For value received, the undersigned hereby sells, assigns and transfers unto

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          PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------- Shares
represented by the within Certificate, and hereby irrevocably constitutes and appoints
                                                                                       ------------------------------------

--------------------------------------------------------------------------------------------- Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.
Dated,
      ---------------------
             In presence of                                      ----------------------------------------------------------

-------------------------------------------------------

                                                  NOTICE: The signature to this
                                                  assignment must correspond
                                                  with the name as written upon
                                                  the face of the certificate in
                                                  every particular without
                                                  alteration or enlargement, or
                                                  any change whatever.